EXHIBIT 99.3


3A1

Balance     $15,000,000          Delay            24            WAC(1)               6.220
Coupon      5.1400               Dated            1/1/2004      WAM(1)               358
Settle      1/30/2004            First Payment    2/25/2004     Target Reset Margin: 1.750


RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5%
CLEANUP CALL.
FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - .814951, ELSE GROUP 3 NWAC - .803


                                   10 CPR         15 CPR          20 CPR          25 CPR           30 CPR          40 CPR
               101-24              4.561          4.476           4.383           4.278            4.158           3.870
               101-25              4.551          4.466           4.371           4.264            4.143           3.850
               101-26              4.542          4.455           4.359           4.251            4.127           3.831
               101-27              4.533          4.445           4.347           4.237            4.112           3.812
               101-28              4.523          4.434           4.335           4.224            4.097           3.792
               101-29              4.514          4.423           4.323           4.210            4.082           3.773
               101-30              4.504          4.413           4.311           4.197            4.067           3.753
               101-31              4.495          4.402           4.299           4.183            4.051           3.734
               102-00              4.486          4.392           4.288           4.170            4.036           3.715
               102-01              4.476          4.381           4.276           4.157            4.021           3.696
               102-02              4.467          4.371           4.264           4.143            4.006           3.676
               102-03              4.458          4.360           4.252           4.130            3.991           3.657
               102-04              4.448          4.349           4.240           4.116            3.976           3.638
               102-05              4.439          4.339           4.228           4.103            3.960           3.618
               102-06              4.430          4.328           4.216           4.089            3.945           3.599
               102-07              4.420          4.318           4.204           4.076            3.930           3.580
               102-08              4.411          4.307           4.192           4.063            3.915           3.561
Spread @ Center Price                149            159             167             176              180             181
                  WAL               3.69           3.24            2.85            2.51             2.20            1.70
             Mod Durn              3.263          2.886           2.559           2.270            2.011           1.579
     Principal Window          Feb04 - Nov08  Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08    Feb04 - Nov08   Feb04 - Nov08
            LIBOR_6MO              1.236          1.236           1.236           1.236            1.236           1.236


                                 50 CPR          60 CPR          70 CPR
               101-24            3.481           2.972           2.335
               101-25            3.456           2.939           2.294
               101-26            3.431           2.907           2.252
               101-27            3.406           2.874           2.211
               101-28            3.381           2.842           2.169
               101-29            3.356           2.810           2.127
               101-30            3.331           2.777           2.086
               101-31            3.306           2.745           2.044
               102-00            3.281           2.713           2.003
               102-01            3.256           2.680           1.962
               102-02            3.231           2.648           1.920
               102-03            3.207           2.616           1.879
               102-04            3.182           2.584           1.838
               102-05            3.157           2.552           1.796
               102-06            3.132           2.519           1.755
               102-07            3.107           2.487           1.714
               102-08            3.082           2.455           1.673
Spread @ Center Price              165             129             68
                  WAL             1.29            0.98            0.75
             Mod Durn            1.224           0.945           0.737
     Principal Window        Feb04 - May08   Feb04 - May07   Feb04 - Jul06
            LIBOR_6MO            1.236           1.236           1.236



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